FOR IMMEDIATE RELEASE

Media Contact: Christine Needles Global Corporate Communications Christine.Needles@interface.com +1 404-491-4660	Investor Contact: Bruce Hausmann Chief Financial Officer Bruce.Hausmann@interface.com +1 770-437-6802

Interface Reports Second Quarter 2026 Results

Operational execution drives strong quarter; Company raises full year guidance

ATLANTA – August 7, 2026 – Interface, Inc. (Nasdaq: TILE), the global flooring and sustainability leader, today announced results for the second quarter ended July 5, 2026.

Second quarter highlights (all comparisons are year-over-year):

•Net sales totaled $396 million, up 5.4% and up 3.8% currency neutral
•Gross profit margin increased 560 basis points; adjusted gross profit margin increased 524 basis points
•Adjusted gross profit margin benefitted from 131 basis points of operational improvement, driven by strong execution, and 393 basis points from $15.6 million of IEEPA tariff refunds
•Continued execution of the One Interface strategy further strengthened the Company’s competitive position and long-term growth profile

“We delivered strong second quarter results, reflecting continued momentum and disciplined execution across the business,” commented Laurel Hurd, CEO of Interface. “This growth was broad-based across all regions and product categories, underscoring the strength of our diversified portfolio and the benefits of our One Interface strategy. Performance was led by Healthcare, with global billings up 19%, while Education and Corporate Office billings both increased by 5%.”

“Higher sales volumes, proactive pricing actions, favorable mix, and manufacturing efficiencies drove robust margin expansion and earnings growth in the quarter, which was further enhanced by IEEPA tariff refunds," added Bruce Hausmann, CFO of Interface. "We are raising our full year guidance based on strong first half performance and a robust backlog supporting continued momentum. With a healthy balance sheet, we remain well positioned to execute disciplined capital allocation, drive sustainable growth and deliver long-term shareholder value.”

Consolidated Results Summary (Unaudited)	Three Months Ended			Six Months Ended
(in millions, except percentages and per share data)	7/5/2026	6/29/2025	Change	7/5/2026	6/29/2025	Change

GAAP
Net Sales	$395.7	$375.5	5.4%	$726.7	$672.9	8.0%
Gross Profit Margin % of Net Sales	45.0%	39.4%	560 bps	41.9%	38.5%	346 bps
SG&A Expenses	$103.2	$95.9	7.5%	$197.6	$183.7	7.6%
SG&A Expenses % of Net Sales	26.1%	25.5%	53 bps	27.2%	27.3%	(11) bps
Operating Income	$74.9	$52.0	43.9%	$107.2	$75.3	42.5%
Net Income	$51.4	$32.6	57.9%	$75.0	$45.6	64.6%
Earnings per Diluted Share	$0.88	$0.55	60.0%	$1.28	$0.77	66.2%

Non-GAAP
Currency-Neutral Net Sales	$389.9	$375.5	3.8%	$707.6	$672.9	5.1%
Adjusted Gross Profit Margin % of Net Sales	45.0%	39.8%	524 bps	41.9%	38.9%	308 bps
Adjusted SG&A Expenses	$103.1	$93.4	10.4%	$197.1	$180.2	9.4%
Adjusted SG&A Expenses % of Net Sales	26.1%	24.9%	119 bps	27.1%	26.8%	35 bps
Adjusted Operating Income	$74.9	$55.9	34.1%	$107.7	$81.4	32.3%
Adjusted Net Income	$51.5	$35.4	45.4%	$75.4	$50.0	50.7%
Adjusted Earnings per Diluted Share	$0.88	$0.60	46.7%	$1.28	$0.85	50.6%
Adjusted EBITDA	$87.7	$64.8	35.2%	$134.4	$101.8	32.0%
Currency-Neutral Orders Increase Year-Over-Year	5.4%

•Second quarter 2026 adjusted gross profit margin increased 524 basis points year-over-year due to favorable price/mix, lower manufacturing costs on higher sales volumes and manufacturing efficiency initiatives, and IEEPA tariff refunds.

•Second quarter 2026 adjusted SG&A expenses increased $9.7 million year-over-year due to higher sales commissions and variable compensation on increased sales and profits, and foreign currency exchange variances.

Additional Metrics	7/5/2026	12/28/2025	Change
Cash	$81.5	$71.3	14.3%
Total Debt	$204.4	$181.6	12.5%
Total Debt Minus Cash ("Net Debt")	$122.8	$110.3	11.4%
Last 12-Months Adjusted EBITDA	$250.5
Total Debt divided by Last 12-Months Net Income	1.4x
Net Debt divided by Last 12-Months Adjusted EBITDA ("Net Leverage Ratio")	0.5x

Segment Results Summary (Unaudited)	Three Months Ended			Six Months Ended
(in millions, except percentages)	7/5/2026	6/29/2025	Change	7/5/2026	6/29/2025	Change

AMS
Net Sales	$247.7	$239.4	3.4%	$443.3	$419.4	5.7%
Currency-Neutral Net Sales	$247.7	$239.4	3.5%	$442.8	$419.4	5.6%
Operating Income	$61.0	$48.8	24.9%	$84.9	$68.0	24.8%
Adjusted Operating Income	$61.0	$48.8	24.9%	$84.9	$68.7	23.5%
Currency-Neutral Orders Increase Year-Over-Year	4.8%

EAAA
Net Sales	$148.0	$136.1	8.8%	$283.4	$253.6	11.8%
Currency-Neutral Net Sales	$142.2	$136.1	4.5%	$264.8	$253.6	4.4%
Operating Income	$13.9	$3.2	334.6%	$22.4	$7.3	206.7%
Adjusted Operating Income	$14.0	$7.1	97.6%	$22.8	$12.7	80.1%
Currency-Neutral Orders Increase Year-Over-Year	6.4%

Note: Sum of segment items may differ from consolidated due to rounding of individual components

Outlook

Based on strong Q2 2026 results and a robust backlog, Interface is raising its full fiscal year guidance, while acknowledging a dynamic and uncertain global macro environment. With that backdrop in mind, Interface anticipates the following:

Q3 Fiscal Year 2026 Outlook
Net sales	$370 to $380 million
Adjusted gross profit margin	40.8% of net sales
Adjusted SG&A expenses	$100 million
Adjusted interest & other expenses	$4 million
Adjusted effective income tax rate	27.5%
Fully diluted weighted average share count	58.2 million shares
Note: All figures are approximate

	Full Fiscal Year 2026 Outlook	Previous Full Fiscal Year 2026 Outlook
Net sales	$1.455 to $1.485 billion	$1.450 to $1.480 billion
Adjusted gross profit margin	40.6% of net sales	38.8% to 39.0% of net sales
Adjusted SG&A expenses	$395 million	26.2% to 26.4% of net sales
Adjusted interest & other expenses	$15 million	$14 to $16 million
Adjusted effective income tax rate	26.0%	26.0%
Capital expenditures	$60 million	$60 million
Note: All figures are approximate and updated guidance includes Q2 2026 IEEPA tariff refund

Webcast and Conference Call Information

Interface will host a conference call on August 7, 2026, at 8:00 a.m. Eastern Time, to discuss its second quarter 2026 results. The conference call will be simultaneously broadcast live over the Internet.

Listeners may access the conference call live over the Internet at:
https://events.q4inc.com/attendee/506476251, or through the Company's website at: https://investors.interface.com.

The archived version of the webcast will be available at these sites for one year beginning approximately one hour after the call ends.

Non-GAAP Financial Measures

Interface provides adjusted earnings per share, adjusted net income, adjusted operating income ("AOI"), adjusted gross profit, adjusted gross profit margin, adjusted SG&A expenses, currency- neutral sales and currency-neutral sales growth, net debt, and adjusted EBITDA as additional information regarding its operating results in this press release. These non-GAAP measures are not in accordance with – or alternatives to – GAAP measures, and may be different from non-GAAP measures used by other companies. Adjusted EPS, adjusted net income, and AOI exclude restructuring, asset impairment, severance, and other, net and the nora purchase accounting amortization. Adjusted gross profit and adjusted gross profit margin exclude the nora purchase accounting amortization. Adjusted SG&A expenses exclude restructuring, asset impairment, severance, and other, net. Currency-neutral sales and currency-neutral sales growth exclude the impact of foreign currency fluctuations.

Net debt is total debt less cash on hand. Adjusted EBITDA is GAAP net income excluding interest expense, income tax expense, depreciation and amortization, share-based compensation expense, restructuring, asset impairment, severance, and other, net, the nora purchase accounting amortization, and a warehouse fire recovery. This news release should be read in conjunction with the Company's Current Report on Form 8-K furnished today to the U.S. Securities & Exchange Commission, which explains why Interface believes presentation of these non-GAAP measures provides useful information to investors, as well as any additional material purposes for which Interface uses these non-GAAP measures.

About Interface

Interface is a global flooring and sustainability leader dedicated to rethinking how spaces work for people and the planet. Our portfolio includes Interface® carpet tile and LVT, nora® rubber flooring, and FLOR® premium area rugs. Across every brand, we innovate in a way that combines design, performance, and sustainability—without compromise.

Trusted by architects, designers, and building professionals worldwide, we help bring bold visions to life with solutions that deliver real, measurable impact. Building on more than 30 years of sustainability progress and industry‑first innovation, we remain ‘all in’ on our goal of becoming carbon negative by 2040, without the use of offsets.

Learn more about Interface (NASDAQ: TILE) and our brands at interface.com and FLOR.com. Join us on Facebook, Instagram, LinkedIn, and Pinterest.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this news release are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should,” “goal,” “aim," “objective,” “seek,” “project,” “estimate,” “target,” “will” and similar expressions. Forward-looking statements in this press release include, without limitation, any projections we make regarding the Company’s 2026 third quarter and full year 2026 under “Outlook” above. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including but not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2025: "We compete with a large number of manufacturers in the highly competitive floorcovering products market, and some of these competitors have greater financial resources than we do. We may face challenges competing on price, making investments in our business, or competing on product design or sustainability", "Our earnings could be adversely affected by non-cash adjustments to goodwill, when a test of goodwill assets indicates a material impairment of those assets", "Our success depends significantly upon the efforts, abilities and continued service of our senior management executives, our principal design consultant and other key personnel (including experienced sales and manufacturing personnel), and our loss of any of them could affect us adversely", "Changes in foreign trade policies and tariffs may adversely impact our business, financial condition, and results of operations", "Large increases in the cost of our raw materials, shipping costs, duties or tariffs could adversely affect us if we are unable to offset them or pass these cost increases through to our customers", "Unanticipated termination or interruption of any of our arrangements with our primary third-party suppliers of synthetic fiber or our primary third-party supplier for luxury vinyl tile (“LVT”) or other key raw materials could have a material adverse effect on us", "Changes to our facilities, manufacturing processes, product construction, and product composition could disrupt our operations, increase our manufacturing costs, increase customer complaints, increase warranty claims, negatively affect our reputation, and have a material adverse effect on our financial condition and results of operations", "Our business operations could suffer significant losses from natural disasters, acts of war, terrorism, catastrophes, fire, adverse weather conditions, pandemics, endemics, unstable geopolitical situations or other unexpected events", "The market price of our common stock has been volatile and the value of your investment may decline", "Sales of our principal products have been and may continue to be affected by adverse economic conditions and cycles, and effects in the new construction market and renovation market", "Disruptions to or failures of information technology systems we use could adversely affect our business", "The impact of potential changes to environmental laws and regulations and industry standards regarding climate change and other sustainability matters could lead to unforeseen disruptions to our business operations", "Public health crisis events, such as epidemics or pandemics, have in the past adversely impacted, and may in the future impact, the economy and disrupt our operations and supply chains, which may have an adverse effect on our results of operations", "Our substantial international operations are subject to various political, economic and other uncertainties that could adversely affect our business results, including restrictive taxation, custom duties, tariffs, border closings or other adverse government regulations", "The conflicts between Russia and Ukraine and in the Middle East could adversely affect our business, results of operations and financial position", "Fluctuations in foreign currency exchange rates have had, and could continue to have, an adverse impact on our financial condition and results of operations", "We have a substantial amount of debt, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under our debt", "Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our operations to pay our indebtedness", "We may incur substantial additional indebtedness, which could further exacerbate the risks associated with our substantial indebtedness", and "We face risks associated with litigation and claims".

You should consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly and annual reports.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this press release and cautions readers not to place undue reliance on any such forward-looking statements.

- TABLES FOLLOW -

Consolidated Statements of Operations (Unaudited)	Three Months Ended		Six Months Ended
(In thousands, except per share data)	7/5/2026	6/29/2025	7/5/2026	6/29/2025

Net Sales	$395,698	$375,522	$726,735	$672,935
Cost of Sales	217,616	227,545	421,930	413,995
Gross Profit	178,082	147,977	304,805	258,940
Selling, General & Administrative Expenses	103,166	95,930	197,559	183,666
Operating Income	74,916	52,047	107,246	75,274
Interest Expense, net	2,374	4,443	5,039	8,858
Other Expense, net	1,717	3,411	2,491	5,114
Income Before Income Tax Expense	70,825	44,193	99,716	61,302
Income Tax Expense	19,418	11,632	24,698	15,739
Net Income	$51,407	$32,561	$75,018	$45,563

Earnings Per Share – Basic	$0.89	$0.56	$1.29	$0.78

Earnings Per Share – Diluted	$0.88	$0.55	$1.28	$0.77

Common Shares Outstanding – Basic	57,919	58,555	58,012	58,495
Common Shares Outstanding – Diluted	58,296	59,073	58,656	59,123

Consolidated Balance Sheets (Unaudited)
(In thousands)	7/5/2026	12/28/2025
Assets
Cash and Cash Equivalents	$81,528	$71,323
Accounts Receivable, net	209,982	174,457
Inventories, net	291,598	275,014
Other Current Assets	42,465	34,048
Total Current Assets	625,573	554,842
Property, Plant and Equipment, net	313,478	309,449
Operating Lease Right-of-Use Assets	69,944	78,191
Goodwill and Intangibles Assets, net	158,471	163,012
Other Assets	102,774	101,028
Total Assets	$1,270,240	$1,206,522

Liabilities
Accounts Payable	$87,133	$64,768
Accrued Expenses	137,058	147,770
Current Portion of Operating Lease Liabilities	14,537	15,748
Current Portion of Long-Term Debt	8,790	8,778
Total Current Liabilities	247,518	237,064
Long-Term Debt	195,566	172,801
Operating Lease Liabilities	60,058	67,205
Other Long-Term Liabilities	88,733	88,778
Total Liabilities	591,875	565,848
Shareholders’ Equity	678,365	640,674
Total Liabilities and Shareholders’ Equity	$1,270,240	$1,206,522

Consolidated Statements of Cash Flows (Unaudited)	Three Months Ended		Six Months Ended
(In thousands)	7/5/2026	6/29/2025	7/5/2026	6/29/2025
OPERATING ACTIVITIES
Net Income	$51,407	$32,561	$75,018	$45,563
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
Depreciation and Amortization	9,920	9,829	19,796	19,230
Share-Based Compensation Expense	4,606	2,771	9,639	6,917
Amortization of Acquired Intangible Assets	—	1,352	—	2,606
Deferred Taxes	213	1,091	890	254
Other	(4,584)	(1,959)	(4,123)	1,111
Change in Working Capital
Accounts Receivable	(46,995)	(25,414)	(36,530)	(14,739)
Inventories	1,858	4,238	(19,327)	(12,101)
Prepaid Expenses and Other Current Assets	965	(970)	(8,772)	(4,408)
Accounts Payable and Accrued Expenses	20,960	6,629	15,297	(2,566)
Cash Provided by Operating Activities	38,350	30,128	51,888	41,867
INVESTING ACTIVITIES
Capital Expenditures	(12,200)	(7,354)	(22,527)	(14,821)
Cash Used in Investing Activities	(12,200)	(7,354)	(22,527)	(14,821)
FINANCING ACTIVITIES
Repayments of Long-term Debt	(43,207)	(131)	(70,283)	(253)
Borrowings of Long-term Debt	51,011	1,306	92,763	1,306
Repurchases of Common Stock	(8,795)	(4,286)	(20,795)	(4,286)
Tax Withholding Payments for Share-Based Compensation	(53)	(6)	(13,990)	(7,736)
Dividends Paid	(3,483)	(1,173)	(3,621)	(1,227)
Finance Lease Payments	(939)	(782)	(1,922)	(1,544)
Cash Used in Financing Activities	(5,466)	(5,072)	(17,848)	(13,740)
Net Cash Provided by Operating, Investing and Financing Activities	20,684	17,702	11,513	13,306
Effect of Exchange Rate Changes on Cash	(387)	6,242	(1,308)	9,169
CASH AND CASH EQUIVALENTS
Net Change During the Period	20,297	23,944	10,205	22,475
Balance at Beginning of Period	61,231	97,757	71,323	99,226
Balance at End of Period	$81,528	$121,701	$81,528	$121,701

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In millions, except per share amounts)

	Second Quarter 2026							Second Quarter 2025
				Adjustments							Adjustments
	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS
GAAP As Reported	$178.1	$103.2	$74.9			$51.4	$0.88	$148.0	$95.9	$52.0			$32.6	$0.55
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	—	—	—	1.4	—	1.4	1.4	(0.4)	1.0	0.02
Restructuring, Asset Impairment, Severance, and Other, net	—	0.0	0.0	—	—	0.1	—	—	(2.5)	2.5	2.5	(0.6)	1.9	0.03
Adjustments Subtotal *	—	—	—	—	—	0.1	—	1.4	(2.5)	3.9	3.9	(1.0)	2.8	0.05
Adjusted (non-GAAP) *	$178.1	$103.1	$74.9			$51.5	$0.88	$149.3	$93.4	$55.9			$35.4	$0.60

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2026							First Six Months 2025
				Adjustments							Adjustments
	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS
GAAP As Reported	$304.8	$197.6	$107.2			$75.0	$1.28	$258.9	$183.7	$75.3			$45.6	$0.77
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	—	—	—	2.6	—	2.6	2.6	(0.8)	1.8	0.03
Restructuring, Asset Impairment, Severance, and Other, net	—	(0.4)	0.4	0.4	(0.1)	0.3	0.01	—	(3.5)	3.5	3.5	(0.9)	2.6	0.04
Adjustments Subtotal *	—	(0.4)	0.4	0.4	(0.1)	0.3	0.01	2.6	(3.5)	6.1	6.1	(1.6)	4.5	0.08
Adjusted (non-GAAP) *	$304.8	$197.1	$107.7			$75.4	$1.28	$261.5	$180.2	$81.4			$50.0	$0.85

* Note: Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Segment GAAP Financial Measures to Non-GAAP Financial Measures ("Currency-Neutral Net Sales", and "AOI")
(In millions)

	Second Quarter 2026			Second Quarter 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
Net Sales as Reported (GAAP)	$247.7	$148.0	$395.7	$239.4	$136.1	$375.5
Impact of Changes in Currency	—	(5.8)	(5.8)	—	—	—
Currency-Neutral Net Sales	$247.7	$142.2	$389.9	$239.4	$136.1	$375.5

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2026			First Six Months 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
Net Sales as Reported (GAAP)	$443.3	$283.4	$726.7	$419.4	$253.6	$672.9
Impact of Changes in Currency	(0.6)	(18.6)	(19.2)	—	—	—
Currency-Neutral Net Sales	$442.8	$264.8	$707.6	$419.4	$253.6	$672.9

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	Second Quarter 2026			Second Quarter 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
GAAP Operating Income (Loss)	$61.0	$13.9	$74.9	$48.8	$3.2	$52.0
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	1.4	1.4
Restructuring, Asset Impairment, Severance, and Other, net	—	0.0	—	—	2.5	2.5
Adjustments Subtotal	—	—	—	—	3.9	3.9
AOI	$61.0	$14.0	$74.9	$48.8	$7.1	$55.9

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2026			First Six Months 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
GAAP Operating Income (Loss)	$84.9	$22.4	$107.2	$68.0	$7.3	$75.3
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	2.6	2.6
Restructuring, Asset Impairment, Severance, and Other, net	—	0.4	0.4	0.7	2.8	3.5
Adjustments Subtotal	—	0.4	0.4	0.7	5.4	6.1
AOI	$84.9	$22.8	$107.7	$68.7	$12.7	$81.4

* Note: Sum of reconciling items may differ from total due to rounding of individual components

(in millions)	Second Quarter 2026	Second Quarter 2025	First Six Months 2026	First Six Months 2025	Last Twelve Months (LTM) Ended 7/5/26	Fiscal Year 2025
Net Income as Reported (GAAP)	$51.4	$32.6	$75.0	$45.6	$145.6	$116.1
Income Tax Expense	19.4	11.6	24.7	15.7	29.7	20.8
Interest Expense (including debt issuance cost amortization)	2.4	4.4	5.0	8.9	15.7	19.5
Depreciation and Amortization (excluding debt issuance cost amortization)	9.8	9.6	19.6	18.7	38.8	37.9
Share-based Compensation Expense	4.6	2.8	9.6	6.9	17.1	14.4
Purchase Accounting Amortization	—	1.4	—	2.6	0.5	3.1
Restructuring, Asset Impairment, Severance, and Other, net	0.0	2.5	0.4	3.5	3.6	6.7
Warehouse Fire Recovery(1)	—	—	—	—	(0.6)	(0.6)
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA) *	$87.7	$64.8	$134.4	$101.8	$250.5	$217.9

(1) Represents insurance recovery of loss recognized in the second quarter 2020.

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	As of 7/5/26
Total Debt, net	$204.4
Total Cash on Hand	(81.5)
Total Debt, Net of Cash on Hand (Net Debt)	$122.8

The impacts of changes in foreign currency presented in the tables are calculated based on applying the prior year period's average foreign currency exchange rates to the current year period.

The Company believes that the above non-GAAP performance measures, which management uses in managing and evaluating the Company’s business, may provide users of the Company’s financial information with additional meaningful basis for comparing the Company’s current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, these non‑GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Tax effects identified above (when applicable) are calculated using the statutory tax rate for the jurisdictions in which the charge or income occurred.
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